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                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-KSB of Hi-Shear Technology Corporation for the fiscal year ended May 31, 2002, I, George W. Trahan, President, Chief Executive Office and Co-chairman of Hi-Shear Technology Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Hi-Shear Technology Corporation.


                                    /s/ George W. Trahan
                                    --------------------------------------------
                                    GEORGE W. TRAHAN
                                    President, Chief Executive Officer and
                                    Co-chairman

August 29, 2002


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-KSB of Hi-Shear Technology Corporation for the fiscal year ended May 31, 2002, I, Gregory J. Smith, Vice President of Finance and Chief Financial Officer of Hi-Shear Technology Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Hi-Shear Technology Corporation.


                                    /s/ Gregory J. Smith
                                    --------------------------------------------
                                    GREGORY J. SMITH
                                    Vice President of Finance and Chief
                                    Financial Officer

August 29, 2002